SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 22, 2005

Date of Report (Date of earliest event reported)

HEARST-ARGYLE TELEVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14776	74-2717523
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue

New York, New York 10106

(Address of Principal Executive Offices)  (Zip Code)

(212) 887-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On November 22, 2005, the Company renewed its affiliation agreements with CBS Broadcasting, Inc. (the “CBS Affiliation Agreements”) for the following television stations: WLKY (Louisville, KY) and KCCI (Des Moines, IA).  The CBS Affiliation Agreements are attached to this Form as Exhibit 10.1 and Exhibit 10.2.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibit 10.1	Affiliation Agreement dated as of November 22, 2005, between Hearst-Argyle Properties, Inc. and CBS Broadcasting, Inc.
Exhibit 10.2	Affiliation Agreement dated as of November 22, 2005, between Des Moines Hearst-Argyle Television, Inc. and CBS Broadcasting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARST-ARGYLE TELEVISION, INC.

By:	/s/ Jonathan C. Mintzer
Name: Jonathan C. Mintzer
Title: Vice President, General Counsel and Secretary

Date: November 28, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Affiliation Agreement dated as of November 22, 2005, between Hearst-Argyle Properties, Inc. and CBS Broadcasting, Inc.

10.2	Affiliation Agreement dated as of November 22, 2005, between Des Moines Hearst-Argyle Television, Inc. and CBS Broadcasting, Inc.